Exhibit 99.2

Nasdaq: GRYP April 2024

www.GryphonDigitalMining.com Disclaimer This presentation (“Presentation”) is being issued by Gryphon Digital Mining Inc . (the “Company”, “Gryphon” or “Gryphon Digital Mining”) for information purposes only . The content of this Presentation has not been approved by any securities regulatory authority . Reliance on this Presentation for the purpose of engaging in any investment activity may expose an individual to a significant risk of losing all of the property or other assets invested . This Presentation is not an admission document, prospectus or an advertisement and is being provided for information purposes only and does not constitute or form part of, and should not be construed as, an offer or invitation to sell or any solicitation of any offer to purchase or subscribe for any securities of the Company in Canada, the United States or any other jurisdiction . Neither this Presentation, nor any part of it nor anything contained or referred to in it, nor the fact of its distribution, should form the basis of or be relied on in connection with or act as an inducement in relation to a decision to purchase or subscribe for or enter into any contract or make any other commitment whatsoever in relation to any securities of the Company . No representation or warranty, express or implied, is given by or on behalf of the Company, its directors, officers and advisors or any other person as to the accuracy, sufficiency or completeness of the information or opinions contained in this Presentation and no liability whatsoever is accepted by the Company, its directors, officers or advisors or any other person for any loss howsoever arising, directly or indirectly, from any use of such information or opinions or otherwise arising in connection therewith . Forward - Looking Statements Certain statements contained in this Presentation constitute “forward - looking information” or “forward - looking statements” (collectively, “forward - looking statements”) within the meaning of applicable Canadian and United States securities laws relating to, without limitation, expectations, intentions, plans and beliefs, including information as to the future events, results of operations and the Company’s future performance (both operational and financial) and business prospects . In certain cases, forward - looking statements can be identified by the use of words such as “expects”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “plans”, “seeks”, “projects” or variations of such words and phrases, or state that certain actions, events or results “may” or “will” be taken, occur or be achieved . Such forward - looking statements reflect the Company’s beliefs, estimates and opinions regarding its future growth, results of operations, results of litigation, future performance (both operational and financial), and business prospects and opportunities at the time such statements are made, and the Company undertakes no obligation to update forward - looking statements if these beliefs, estimates and opinions or circumstances should change . Forward - looking statements are necessarily based upon a number of estimates and assumptions made by the Company that are inherently subject to significant business, economic, competitive, political and social uncertainties and contingencies . Forward - looking statements are not guarantees of future performance . In particular, this Presentation contains forward - looking statements pertaining, but not limited, to : expectations regarding the price of bitcoin and sensitivity to changes in such prices ; industry conditions and outlook pertaining to the bitcoin and cryptocurrency market ; expectations respecting future competitive conditions ; expectations regarding future government regulation, industry activity levels ; beliefs about future power rates based upon historical rates, and the Company’s objectives, strategies and competitive strengths . By their nature, forward - looking statements involve numerous current assumptions, known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to differ materially from those anticipated by the Company and described in the forward - looking statements . With respect to the forward - looking statements contained in this Presentation, assumptions have been made regarding, among other things : current and future prices for bitcoin ; future global economic and financial conditions ; current and future regulatory and legal regimes, demand for bitcoin and the product mix of such demand and levels of activity in the cryptocurrency finance markets and in such other areas in which the Company may operate, and supply and the product mix of such supply ; the accuracy and veracity of information and projections sourced from third parties respecting, among other things, current finance markets and proposed changes to those markets, supply and demand ; and, where applicable, each of those assumptions set forth in the footnotes provided herein in respect of particular forward - looking statements . 2

www.GryphonDigitalMining.com Disclaimer A number of factors, risks and uncertainties could cause results to differ materially from those anticipated and described herein including, among others : volatility in market prices and demand for bitcoin ; effects of competition and pricing pressures ; risks related to interest rate fluctuations and foreign exchange rate fluctuations ; changes in general economic, financial, market and business conditions in the industries in which bitcoin are used ; alternatives methods to cryptocurrency ; increases in power rates and changing demand for bitcoin ; potential conflicts of interests ; actual results differing materially from management estimates and assumptions . These and other risks and uncertainties are more fully described in the Company’s periodic filings with the SEC, including the Registration Statement on Form S - 4 filed by Akerna Corp . (File No . 333 - 271857 ) and Annual Report on Form 10 - K for the year ended December 31 , 2023 . You should not place undue reliance on these forward - looking statements, which are made only as of the date hereof or as of the dates indicated in the forward - looking statements . Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in its forward - looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended . There can be no assurance that forward - looking statements will materialize or prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements . The forward - looking statements contained in this Presentation are expressly qualified by this cautionary statement . Readers should not place undue reliance on forward - looking statements . These statements speak only as of the date of this Presentation . Except as may be required by law, the Company expressly disclaims any intention or obligation to revise or update any forward - looking statements or information whether as a result of new information, future events or otherwise . Trademarks This presentation includes trademarks of Gryphon, which are protected under applicable intellectual property laws and are the property of Gryphon or its subsidiaries . This presentation also includes other trademarks, trade names and service marks that are the property of their respective owners . Solely for convenience, in some cases, the trademarks, trade names and service marks referred to in this proxy statement/prospectus are listed without the applicable ®, and SM symbols, but they will assert, to the fullest extent under applicable law, their rights to these trademarks, trade names and service marks . 3

www.GryphonDigitalMining.com To create a financially nimble, highly profitable, and environmentally responsible bitcoin miner Mission Statement 4

Investment Highlights

Creating an industry leader in bitcoin mining.

Size & Scale

- 0.91 exahash of self mining
  - Approx. $4.4M in value of BTC produced in Jan-Feb based on an average price of $46,281
- **Breakeven Cost per BTC ~$18,217/BTC***

Leadership Team

- CEO & Director, Rob Chang, previously served as CFO of Riot Blockchain and as MD at Cantor Fitzgerald
- CFO, Sim Salzman, previously served as CFO of Marathon Digital Holdings
- Chief Technical Advisor, Chris Ensey, is the former CEO & COO of Riot Blockchain and has developed over 100 MW in mining operations
- Chairperson, Brittany Kaiser, globally-renowned expert in blockchain technology and digital assets

ESG

- **Independently Certified 100% Renewable Energy Operation** as one of the inaugural recipients of the Green Proofs for Bitcoin certification
- **100% Renewable Energy Miner** pursuing a **negative carbon strategy** with the acquisition of carbon offset credits and mining operations

*As of Dec 31, 2023 for the Company's self-mining revenue stream. The Company defines Breakeven cost per Bitcoin as (a) Cost of Revenues (excluding depreciation) divided by (b) total bitcoin generated and received from the hashrate contributed to the mining pool operator. See Appendix: Non-GAAP Reconciliations.

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www.GryphonDigitalMining.com Target Capitalization • Former CFO, Riot Blockchain • Former Managing Director, Head of Metals & Mining Research, Cantor Fitzgerald • Current Board Member: Fission Uranium and Ur - Energy • Member: Young Presidents Organization (YPO) 6 Industry leading management team Rob Chang CEO & Director • Former CEO and COO, Riot Blockchain • Former CTO, BlueVoyant • Former COO and Founder, Dunbar Cybersecurity • Former Principal Security Strategist & Associate Director, IBM Chris Ensey Chief Technical Advisor Management Team • Former CFO, Marathon Digital Holdings • Oversaw market cap growth from $500 million to $8 billion over 12 months • Former CFO, Las Vegas Monorail Company • Former Senior Auditor, BDO & RSM Sim Salzman CFO

www.GryphonDigitalMining.com Target Capitalization 7 Compelling Pedigreed Leadership • CEO, Falcon International, one of the largest private cannabis companies in California • Former COO & EVP, E*Trade Bank and other senior roles at E*Trade Financial • Former President of Harvest Health & Recreation Inc., which was acquired for $2.1 billion Steven Gutterman Independent Director • Member of the Board of Directors, NRG Energy • Former Chief Digital Health and Analytics Officer, Humana • Former Chief Technology and Digital Officer, USAA • Former CEO of Citi FinTech, Citigroup Heather Cox Independent Director Board of Directors • Globally renowned blockchain thought - leader, having co - authored 22 laws in the US to promote and protect blockchain businesses • Current Member of the Congressional Standing Committee on Blockchain, Fintech and Digital Innovation for Wyoming • Keynote speaker on blockchain, data & privacy for governments, corporate training & universities Brittany Kaiser Chair of the Board

Company Overview - History

Substantial Growth in Just Over 3 Short Years

- **October 2020**: Company Founded
- **April 2021**: Purchased 7,200 S19j Pro miners from Bitmain
- **June 2021**: Hosting agreement signed with CoinMint LLC for 23 MW of carbon-neutral energy
- **August 2021**: Gryphon secures a 22.5% Net Operating Profit Royalty via management services fee with a third-party bitcoin miner on all of its blockchain operations[1]
- **September 2021**: First machines deployed and generating bitcoin
- **December 2022**: Gryphon achieves self mining hashrate of 0.72 EH/s
- **Jan/Feb/Mar/May/Jul/Aug/Sept/Nov/Dec 2022**: Gryphon ranks at or tied for first in bitcoin efficiency vs. publicly disclosing peers
- **January 2023**: Gryphon announces proposed merger with Akerna (KERN: Nasdaq)
- **June 2023**: Gryphon expands self mining hashrate to 0.86 EH/s with acquisition of upgraded S19j Pro+ machines and expansion to 28 MW at CoinMint
- **Jan/Feb/Apr/May/Jun/Aug/Sept/Oct/Nov 2023**: Gryphon ranks at or tied for first in bitcoin efficiency vs. publicly disclosing peers
- **Feb 9, 2024**: Merger with Akerna Closed. Nasdaq: GRYP

[1] Royalty partner has purported to terminate this arrangement and has taken back possession of its blockchain operations. Gryphon is pursuing litigation to recover damages for breach of the agreement in the amount of $30 million and while Gryphon is confident it will prevail, no assurance can be given as to the timing, the result or the ability to recover damages.

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www.GryphonDigitalMining.com Target Capitalization • Hydro - powered host in an economic opportunity zone • Direct cost pass - through with profit sharing model • $18,217/BTC cost* • Gryphon has secured 28 MW of power for its ~9,000 machines • Hosting and share structure reduces capital investment and financial risk 9 Partnering with one of the largest digital currency data centers in the world Location – 28 MW Hydro - Powered Energy *As at Dec 31, 2023. See Appendix: Non - GAAP Reconciliation.

www.GryphonDigitalMining.com Target Capitalization • Gryphon’s cost per bitcoin produced post halving is among the industry leaders • Calculated based on Cantor Fitzgerald Research Methodology** • Gryphon’s forecast “All - in” Cost - per - Coin would be $36,433/BTC post halving*** • Gryphon cost as of 12/31/23 while Cantor costs are based on Q3/23 figures, which Gryphon believes are likely to be lower than FY/23 data due to a lower global hashrate 10 An Industry Leader in Cost per Coin Post Halving “All - In” Cost - per - Coin* * Source: Cantor Fitzgerald Research, January 25, 2024 ** Cantor Fitzgerald Research that defines “All - In” Cost - per - Coin as Electricity Costs + (Cash OpEx + Interest Expense + Lease Expense Hosting/Ancillary Gross Profit) / Realized BTC per Day *** Gryphon’s forecast of an “All - In” cost would be similar to the “Breakeven Costs” as defined in the Appendix multiplied by 2x given the estimated Bitcoin earned post halving would decrease by 50%. $17,744 $36,433 $36,896 $43,913 $44,753 $44,811 $45,528 $48,060 $48,429 $50,559 $52,894 $56,979 $60,360 $62,276 $47,169 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 BTDR Gryphon (FY/23) CLSK RIOT CIFR CORZ BITF WULF IREN MARA SDIG BTBT HUT ARBK C1 Costs or "All-in" Cost Per Coin Average (ex-Gryphon)

www.GryphonDigitalMining.com Target Capitalization • Gryphon is an industry leader in Bitcoin Efficiency, posting a market leading 49 BTC/EH in February 2024 • Peer average Bitcoin Efficiency of 44 BTC/EH • Gryphon has consistently placed at or near the top of these publicly available bitcoin efficiency scores • Top 4 efficiency among all peers since inception • At or tied for 1 st in six of the last 12 months • Superior performance driven by Gryphon’s experienced mining team, fleet of efficient miners, and royalty stream 11 Gryphon also outperforms peers in Bitcoin Efficiency* Leading Bitcoin Efficiency *Bitcoin Efficiency is a measure of the number of bitcoin generated per exahash of hashing power deployed Source: Company Reports

www.GryphonDigitalMining.com Target Capitalization • Gryphon had an agreement to manage all of Sphere 3 D’s blockchain operations for a five - year period • Gryphon had the right to earn 22 . 5 % of gross operating profit royalty from all of Sphere 3 D’s current and future blockchain operations through August 2026 • Sphere 3 D’s fully deployed 15 , 000 miners are expected to have over 1 . 5 Exahash and generate 940 BTC in 2024 based on current network hashrate* • Sphere has purported to terminate this arrangement and has taken back possession of its blockchain operations . Gryphon is pursuing litigation to recover damages for breach of the agreement in the amount of $ 30 million and while Gryphon is confident it will prevail, no assurance can be given as to the timing, the result or the ability to recover damages . 12 Litigation for Damages Pursuant to 22.5% MSA 22.5% MSA with Sphere 3D *Based on a network hashrate of 540 EH and assuming the network hashrate declines by 50 % post halving and recovering to pre - halving levels by November 2024

www.GryphonDigitalMining.com Target Capitalization • Certified 100% renewable energy operation heading into 2024 • Gryphon Digital Mining was among a select inaugural group of 5 miners to be awarded a “ Green Proofs for Bitcoin” certification • Certifications were issued to Bitcoin miners based on their clean energy use and contributions to grid stability via demand response • Developed in partnership with over 35 miners, NGOs, grid operators, and other energy and crypto market participants, its approach to scoring is aligned with best practices for sustainability leadership and to approaches to corporate ESG reporting • Full carbon emissions report for 2022 and 2023 published 13 Independently verified certification based on clean energy use Key Success Factor: Certified Renewable

www.GryphonDigitalMining.com Target Capitalization 14 2024E Gross Profit Sensitivity Analysis – Self Mining Only 1 1 Based on Company internal data * Gryphon Net Debt ~$11.4 million as of Dec 31, 2023 ** Post halvening hashrate estimated to be 30% lower than beginning of the year. Bitcoin price forecast to be 1.5x opening p ric e at the beginning of the year six months after halvening BTC - USD $14,653,366 $60,000 $65,000 $70,000 $75,000 $80,000 $85,000 $90,000 $95,000 $100,000 $125,000 $150,000 400,000,000 $21,474,220 $23,348,167 $25,222,113 $27,096,059 $28,970,006 $30,843,952 $32,717,898 $34,591,845 $36,465,791 $45,835,523 $55,205,255 450,000,000 $18,364,753 $20,031,975 $21,699,197 $23,366,419 $25,033,641 $26,700,863 $28,368,085 $30,035,307 $31,702,529 $40,038,639 $48,374,749 500,000,000 $15,877,180 $17,379,022 $18,880,865 $20,382,707 $21,884,550 $23,386,392 $24,888,235 $26,390,077 $27,891,919 $35,401,132 $42,910,344 550,000,000 $13,841,893 $15,208,425 $16,574,956 $17,941,488 $19,308,020 $20,674,552 $22,041,084 $23,407,616 $24,774,148 $31,606,807 $38,439,467 600,000,000 $12,145,820 $13,399,593 $14,653,366 $15,907,139 $17,160,912 $18,414,686 $19,668,459 $20,922,232 $22,176,005 $28,444,871 $34,713,736 650,000,000 $10,710,681 $11,869,043 $13,027,405 $14,185,767 $15,344,129 $16,502,491 $17,660,853 $18,819,214 $19,977,576 $25,769,386 $31,561,195 700,000,000 $9,480,563 $10,557,143 $11,633,724 $12,710,305 $13,786,886 $14,863,467 $15,940,047 $17,016,628 $18,093,209 $23,476,113 $28,859,017 Global Hash Rate (TH/s)

Contact: james@haydenir.com Nasdaq: GRYP

www.GryphonDigitalMining.com Target Capitalization 16 Appendix: Non - GAAP Reconciliations Breakeven Costs ( ie . Cost to mine one bitcoin) The Company defines Breakeven Cost per Bitcoin as (a) Cost of Revenues (excluding depreciation) divided by (b) total bitcoin gen erated and received from the hashrate contributed to the mining pool operator. The Company mined approximately 739 and 815 Bitcoin, respectively fo r the year ended December 31, 2023 and 2022, respectively. The breakeven analysis is an operational metric that does not take capital expenditures or financing mechanics into consideration. The calculation only considers direct operational costs, such as electricity and hosting. The m ini ng equipment was originally financed primarily through equity capital raises and cash flows resulting from the sale of bitcoin generating by m ini ng operations. Value of one mined bitcoin The Company defines Value of one mined bitcoin as total Mining Revenues divided by total Bitcoin mined during each respective ye ar. 2022 2023 21,362,000 $ 21,052,000 $ Mining Revenues 815 739 Bitcoin mined 26,211 $ 28,487 $ Value of one mined bitcoin 12,196,000 $ 13,462,000 $ Cost of Revenues (excluding depreciation) 14,964 $ 18,217 $ Cost to mine one bitcoin

www.GryphonDigitalMining.com Target Capitalization 17 Appendix: Non - GAAP Reconciliations Adjusted EBITDA The Company defines adjusted EBITDA as (a) GAAP net income (loss) plus (b) adjustments to add back the impacts of (1) depreciation and amortization, (2) interest expense, (3) income tax expense (benefit) and (4) adjustments for non - cash and non - recurring items which currently include (i) stock compensation expense, (ii) impairments of miners pursuant to ASC 360, (iii) impairments of digital currency pursuant to ASC 350 (iv) realized gain from use of digital assets as it relates to the bitcoin denominated note payable and (v) gain/loss on debt extinguishment. 2022 2023 $ 3,536,000 $ (28,599,000) Net Income (Loss) $ 1,111,000 $ 758,000 Interest (income) expense $ (176,000) $ 176,000 Income tax expense (benefit) $ 12,536,000 $ 14,958,000 Depreciation $ 17,007,000 $ (12,707,000) EBITDA Adjustments: Non - cash/non - recurring operating expenses: $ 3,285,000 $ (152,000) Stock - based compensation expense $ - $ (3,899,000) Realized gain from use of digital assets $ (11,690,000) $ 13,297,000 Change in fair value of notes payable $ (10,220,000) $ - Gain/loss on debt extinguishment $ - $ 8,335,000 Impairment of miners $ 8,704,000 $ 275,000 Impairment of digital assets $ 7,086,000 $ 5,149,000 Adjusted EBITDA